April 6, 2004

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

Supplement to Prospectus
dated June 1, 2003

     At a meeting of the Board of Trustees of Dreyfus Premier California Municipal Bond Fund (the “Fund”) held on April 6, 2004, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) between the Fund and Dreyfus California Tax Exempt Bond Fund, Inc. (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”). If the Reorganization is consummated, the Acquiring Fund will be renamed Dreyfus Premier California Tax Exempt Bond Fund, Inc.

     It is currently contemplated that holders of Fund shares as of July 1, 2004 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about September 8, 2004. If the Plan is approved, the Reorganization will become effective on or about September 21, 2004.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.

     Effective March 1, 2004, the following information supersedes and replaces the information contained in the section of the Fund’s Prospectus entitled “Services for Fund Investors – Dreyfus Automatic Withdrawal Plan”:

     Dreyfus Automatic Withdrawal Plan For making regular withdrawals from most Dreyfus funds. There will be no CDSC on Class B or C shares, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.